Exhibit 10.72
THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
SOLEXA, INC.
WARRANT TO PURCHASE COMMON STOCK
________ __, 2005
Void After ________ __, 2010
     This Certifies That, for value received, [___], or assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Solexa, Inc., a Delaware corporation, with its principal office at 25861 Industrial Boulevard, Hayward, CA 94545 (the “Company”) up to [___] shares of the common stock of the Company, par value $0.01 per share (the “Common Stock”).
     1. Definitions. As used herein, the following terms shall have the following respective meanings:
          (a) “Exercise Period” shall mean the period commencing with the date that is one hundred and eighty (180) days after the date hereof and ending five (5) years from the date hereof, unless sooner terminated as provided below.
          (b) “Exercise Price” shall mean seven dollars and fifty cents ($7.50) per share, subject to adjustment pursuant to Section 5 below.
          (c) “Exercise Shares” and “Warrant Shares” shall mean the shares of the Common Stock issuable upon exercise of this Warrant.
     2. Exercise of Warrant. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period (subject to Section 7), by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):
          (a) An executed Notice of Exercise in the form attached hereto;
          (b) Payment of the Exercise Price in cash or by check; and
          (c) This Warrant.
     Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”)

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system if the Company is a participant in such system (and so long as the legend may be removed in accordance with Section 4.10 of the Purchase Agreement), and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 5 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price.
     The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.
     2.1 Net Exercise. During any period during which this Warrant would otherwise be exercisable and the Registration Statement (as defined in Section 7.2 of the Securities Purchase Agreement dated November 18, 2005, by and among the Company the Holder, and the other purchasers identified on the signature pages thereto (the “Purchase Agreement”)) is not effective, in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X =	Y (A-B)
A

Where X =	the number of shares of Common Stock to be issued to the Holder

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A=	the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

B=	Exercise Price (as adjusted to the date of such calculation)
          For purposes of the above calculation, the “fair market value” of one share of Common Stock shall mean (i) the average of the closing sales prices for the shares of Common Stock on the Nasdaq SmallCap Market or other trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of

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national reputation selected by the Company and reasonably acceptable to the holders if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, “Bloomberg”) for the ten (10) consecutive trading days immediately preceding such date, or (ii) if the Nasdaq SmallCap Market is not the principal trading market for the shares of Common Stock, the average of the reported sales prices reported by Bloomberg on the principal trading market for the Common Stock during the same period, or, if there is no sales price for such period, the last sales price reported by Bloomberg for such period, or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.
     2.2 Issuance of New Warrants. Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within five (5) business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the Warrant Shares.
     2.3 Payment of Taxes and Expenses. The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Warrant Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder’s name or the name of any transferee of all or any portion of this Warrant.
     3. Covenants of the Company.
     3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
     3.3 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

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     4. Disposition of Warrant and Exercise Shares.
          (a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:
               (i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or
               (ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or
               (iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws; provided, however, that no such opinion of counsel shall be required for sales (i) under Rule 144, (ii) to one of its nominees, affiliates or a nominee thereof, (iii) to a pension or profit-sharing fund established and maintained for its employees or for the employees of any affiliate, (iv) from a nominee to any of the aforementioned persons as beneficial owner of this Warrant or such Warrant Shares, or (v) to a qualified institutional buyer, so long as such transfer is effected in compliance with Rule 144A under the Securities Act.
          (b) The Holder understands and agrees that subject to Section 4.10 of the Purchase Agreement, all certificates evidencing the shares to be issued to the Holder may bear the following legend:
“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”
     5. Adjustment of Exercise Price and Shares.
          (a) In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, consolidation, acquisition of the Company (whether through merger or acquisition of substantially all the assets or stock of the Company), or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares or other property as the Holder would have owned had the Warrant been exercised prior to

4.

the event and had the Holder continued to hold such shares until the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.
          (b) If at any time or from time to time the holders of Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,
               (i) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution (other than a dividend covered in Section 5(a) above),
               (ii) any cash paid or payable otherwise than as a cash dividend or
               (iii) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock pursuant to Section 5(a) above), then and in each such case, the Holder hereof will, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (ii) and (iii) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.
     6. Subsequent Equity Sales.
               (i) If, at any time prior to the one and one half (1 1/2) year anniversary of the date hereof, the Company issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any individual or entity to acquire shares of Common Stock (collectively, “Common Stock Equivalents”) at an effective net price to the Company per share of Common Stock (the “Effective Price”) less than six dollars and fifty cents ($6.50) (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the date hereof), then the Exercise Price shall be reduced to equal the product of (A) the Exercise Price in effect immediately prior to such issuance of Common Stock or Common Stock Equivalents times (B) a fraction, the numerator of which is the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (2) the number of shares of Common Stock which the aggregate Effective Price of the Common Stock issued (or deemed to be issued) would purchase at the Exercise Price, and the denominator of which is the aggregate number of shares of Common Stock outstanding or deemed to be outstanding immediately after such issuance. For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the “Deemed Number”) shall be deemed to be outstanding upon issuance of such Common Stock Equivalents,

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(B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Exercise Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.
               (ii) If, at any time while this Warrant is outstanding, the Company issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a “Floating Price Security”) in a transaction the primary purpose of which is to raise capital, then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).
               (iii) Notwithstanding the foregoing, no adjustment will be made under this Section 6 in respect to any issuance of Common Stock (A) upon exercise or conversion of any options or other securities described in the SEC Documents (as defined in the Purchase Agreement) or Disclosure Schedule to the Purchase Agreement or otherwise pursuant to any employee benefit plan of the Company or its subsidiaries or hereafter adopted by the Company, or (B) in connection with any grant of options to employees, officers, directors or consultants of the Company pursuant to a stock option plan duly adopted by the Company’s board of directors or in respect of the issuance of Common Stock upon exercise of any such options.
     7. Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.
8. Fundamental Transactions. If, at any time while this Warrant is outstanding, any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then the Company shall use its best efforts to ensure that lawful and adequate provision shall be made whereby each Holder shall thereafter continue to have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Exercise Shares issuable upon exercise of the Warrant, shares of stock in the surviving or acquiring corporation (“Acquirer”), as the case may be, such that the value of the option to purchase such number of shares, as determined in accordance with the Black-Scholes Option Pricing formula set forth in Appendix (A) hereto, is equivalent to the lesser of (i) the value of this Warrant to purchase the Exercise Shares, as determined in accordance with the

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Black-Scholes Option Pricing formula in Appendix (B) hereto or (ii) 125% of the Built-in Gain, as long as the Built-in-Gain is at least 50% of the strike price, as determined in accordance with Appendix (C) hereto. Moreover, appropriate provision shall be made with respect to the rights and interests of each Holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume by written instrument, the obligation to deliver to the holder of the Warrant, at the last address of such holder appearing on the books of the Company, such shares of stock, as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this section shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions. If the Company, in spite of using its best efforts, is unable to cause this Warrant to continue in full force and effect until the expiration date of the Warrant in connection with any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, then the Company shall pay the Holder in cash the lesser of (i) an amount calculated in accordance with the Black-Scholes Option Pricing formula set forth in Appendix (B) hereto or (ii) 125% of the Built-in Gain, as long as the Built-in-Gain is at least 50% of the strike price, as determined in accordance with Appendix (C) hereto.
     9. No Stockholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.
     10. Registration Rights. The Holder of the Warrant Shares shall be entitled to the registration rights to such Warrant Shares provided by the Purchase Agreement.
     11. Transfer of Warrant. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company and its counsel.
     12. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

7.

     13. Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at:
[______________]
or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.
     14. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
     15. Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.
     16. Additional Restriction on Exercise. Notwithstanding anything to the contrary contained herein, this Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by Holder, Holder, any of its affiliates, or any other party which may be deemed to be acting as a group in concert with Holder or any of its affiliates for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) would beneficially own in excess of 4.9% (the “Applicable Percentage”) of the outstanding shares of Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-a-vis other convertible, exercisable or exchangeable securities owned by Holder) shall, subject to such Applicable Percentage limitation, be determined on the basis of first submission to the Company for conversion or exercise or exchange (as the case may be). No prior inability to exercise Warrants pursuant to this Section 15 shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this Section 15, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with Section 13(d) of the Exchange Act, and Regulation 13D and G thereunder. The provisions of this Section 15 shall be implemented in a manner otherwise than in strict conformity with the terms this Section 15 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Applicable Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Applicable Percentage limitation. The limitations contained in this Section 15 shall apply to a successor holder of Warrants. The holders of Common Stock of the Company

8.

shall be third party beneficiaries of this Section 15 and the Company may not waive this Section 15 without the consent of holders of a majority of its Common Stock.

9.

     In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of November [___], 2005.

SOLEXA, INC.

By:

Name:

Title:

Address:	25861 Industrial Boulevard Hayward, CA 94545

APPENDIX
(A)
Black Scholes Option Pricing formula to be used when calculating the amount per share shall be: C = StN(d1) - Ke-r(T-t)N(d2), where
C = warrant value
S = price of Acquirer’s stock as determined by reference to the closing price on the securities exchange or Nasdaq National Market over the 20-day period ending three trading days prior to the closing of the capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation described in Section 8 if the Acquirer’s stock is then traded on such exchange or system, or the average of the closing bid or sale prices (whichever is applicable) in the over-the-counter market over the 20-day period ending three trading days prior to the closing of the transaction if the Acquirer’s stock is then actively traded in the over-the-counter market, or the then most recently completed financing if the Acquirer’s stock is not then traded on a securities exchange or system or in the over-the-counter market.
T = __/___/20__
t = date of issue of warrant
T-t = time until warrant expiration = ___days or ___months
N = volatility = average of the daily price changes of the Acquirer’s stock on the securities exchange or Nasdaq National Market over the period beginning on the issue date of this Warrant and ending three trading days prior to the public announcement of the capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation described in Section 8 if the Acquirer’s stock is then traded on such exchange or system, or the average of the daily change in the closing bid or sale prices (whichever is applicable) in the over-the-counter market over the period beginning on the issue date of this Warrant and ending three trading days prior to the public announcement of the transaction if the Acquirer’s stock is then actively traded in the over-the-counter market, or 0.6 if the Acquirer’s stock is not then traded on a securities exchange or system or in the over-the-counter market.
d1 = (ln(S/K) + (r-l+ N^2/2)(T-t)) ÷ (N √(T-t))
ln = natural logarithm
l = dividend rate of the Acquirer for the most recent 12-month period at the time of closing of the capital reorganization, reclassification of the capital stock of the Company,

consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation.
K = $7.50
r = the 90-day Treasury Bill rate from the most recent auction reported on the website: www.publicdebt.treas.gov
d2 = d1- N√(T-t)/365
(B)
Black Scholes Option Pricing formula to be used when calculating the amount per Warrant Share shall be: C = StN(d1) - Ke-r(T-t)N(d2), where
C = warrant value
S = price of Company stock as determined by reference to the closing price on the securities exchange or Nasdaq National Market over the 20-day period ending three trading days prior to the closing of the capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation described in Section 8 if the Company’s stock is then traded on such exchange or system, or the average of the closing bid or sale prices (whichever is applicable) in the over-the-counter market over the 20-day period ending three trading days prior to the closing of the transaction if the Company’s stock is then actively traded in the over-the-counter market, or the then most recently completed financing if the Company’s stock is not then traded on a securities exchange or system or in the over-the-counter market.
T = __/___/20__
t = date of issue of warrant
T-t = time until warrant expiration = ___days or ___months
N = volatility = average of the daily price changes of the Company’s stock on the securities exchange or Nasdaq National Market over the period beginning on the issue date of this Warrant and ending three trading days prior to the public announcement of the capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation described in Section 8 if the Company’s stock is then traded on such exchange or system, or the average of the daily change in the closing bid or sale prices (whichever is applicable) in the over-the-counter market over the period beginning on the issue date of this Warrant and ending three trading days prior to the public announcement of the transaction if the Company’s stock is then actively traded in

2.

the over-the-counter market, or 0.6 if the Company’s stock is not then traded on a securities exchange or system or in the over-the-counter market.
d1 = (ln(S/K) + (r-l+N√2/2)(T-t)) ÷ (Nv(T-t))
ln = natural logarithm
l = dividend rate of the Company for the most recent 12-month period at the time of closing of the capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation.
K = $7.50
r = the 90-day Treasury Bill rate from the most recent auction reported on the website: www.publicdebt.treas.gov
d2 = d1- N√(T-t)/365

3.

(C)
Built-In-Gain shall be determined as follows: B = S-K
B = Built-in-Gain
S = price of Company stock as determined by reference to the closing price on the securities exchange or Nasdaq National Market over the 20-day period ending three trading days prior to the closing of the capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation described in Section 8 if the Company’s stock is then traded on such exchange or system, or the average of the closing bid or sale prices (whichever is applicable) in the over-the-counter market over the 20-day period ending three trading days prior to the closing of the transaction if the Company’s stock is then actively traded in the over-the-counter market, or the then most recently completed financing if the Company’s stock is not then traded on a securities exchange or system or in the over-the-counter market.
K = $7.50

4.

NOTICE OF EXERCISE
TO: Solexa, Inc.
     (1) ☐ The undersigned hereby elects to purchase __________ shares of the Common Stock of Solexa, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
              ☐ The undersigned hereby elects to purchase __________ shares of Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.
     (2) Please issue a certificate or certificates representing said shares of Common Stock of the Company in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
     (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, other than as contemplated by Article 7 of the Securities Purchase Agreement dated as of November 18, 2005 by and among the Company, the undersigned and the other purchasers named therein (the “Purchase Agreement”); (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered (except to the extent a registration statement pursuant to and as contemplated by Article 7 of the Purchase Agreement is effective) under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided upon the Company’s reasonable request, an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM
(To assign the foregoing Warrant, execute this form
and supply required information. Do not use this
form to purchase shares.)
     For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated:	______________________, 20____

Holder’s

Signature:

Holder’s

Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.